SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                  FORM 8-K




                Current Report Pursuant to Section 12 or 15(d)
                    of the Securities Exchange Act of 1934




      Date of Report (date of earliest event reported): February 23, 1998



                            THE QUANTUM GROUP, INC.
                        _______________________________
            (Exact Name of Registrant as Specified in its Charter)





     NEVADA                   0-23812                  95-4255962
     -------------            -----------              ---------------
     (State or Other          (Commission              (Employer
     Jurisdiction)            File Number)             Identification
                                                       Number




      Park Irvine Center, 14771 Myford Road, Building B, Tustin, CA 90744
     --------------------------------------------------------------------
                   (Address of Principal Executive Offices)


      Registrant's Telephone Number, including Area Code: (714) 508-1470

ITEM 9.   Sales of Equity Securities Pursuant to Regulation S.

(a) SECURITIES SOLD.


     Date                Title     Price Per Share     Amount
     ---------------     -------   ---------------     ---------

     January 5, 1998     Common    $1.50               1,000,000

     The Company has also granted an offer to purchase the following securities pursuant to Regulation S on or before April 30, 1998.

                    Title          Price Per Share     Amount
                    ------         ------------------  ----------
                    Common         $1.50               300,000
                    Common         $2.00               300,000
                    Common         $2.25               1,000,000

(b) UNDERWRITERS AND OTHER PURCHASERS.

     All securities were sold to non U.S. persons. The 1,000,000 shares of common stock were sold in Germany to Beteiligungs Fonds, GBR.

(c) CONSIDERATION.

     The aggregate offering price was $1,500,000 and the Company paid a 10% commission in the amount of $150,000.

(d) EXEMPTION FROM REGISTRATION CLAIMED.

     The securities were sold pursuant to Regulation S as promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended. The Company did not offer the securities to any person in the United States, any identifiable groups of U.S. citizens abroad, or to any U.S. Person as that term is defined in Regulation S. At the time the buy order was originated, the Company reasonably believed the Buyer was outside of the United States and was not a U.S. Person. The Company reasonably believed that the transaction had not been pre-arranged with a buyer in the United States. The Company has not nor will engage in any "Directed Selling Efforts" and reasonably believes the Buyer has not nor will engage in any "Directed Selling Efforts." The Company reasonably believed the Buyer purchased the securities for its own account and for investment purposes and not with the view towards distribution or for the account of a U.S. Person.

(e) TERMS OF CONVERSION OR EXERCISE.

     Not applicable.

(f) USE OF PROCEEDS.

  The use of proceeds (other than commission paid) are estimated. No proceeds resulted in payments either directly or indirectly to directors, officers or persons owning 10% or more of any class of equity securities; or to affiliates of the issuer.

  Gross proceeds              $ 1,500,000
  Commission                     (150,000)
  Net proceeds                  1,350,000

  Payoff existing debt        $   700,000
  Pay Rothbury agreement          400,000
  Working capital                 250,000
                               -----------

  Total Proceeds                1,350,000

SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              THE QUANTUM GROUP, INC..

Date: February 23, 1998           /S/ Ehrenfried Liebich
                              By:------------------------
                              Ehrenfried Liebich
                              President and Director